Oppenheimer Institutional Money Market Fund
Supplement dated April 15, 2009 to the
Prospectus dated September 26, 2008

This amends the Prospectus of Oppenheimer Institutional Money Market Fund (the “Fund”) dated September 26, 2008 and is in addition to the supplements dated December 31, 2008, December 10, 2008 and November 17, 2008:

The footnotes numbered two and three under the table titled “Annual Fund Operating Expenses” on pages 5-6 of the Prospectus are deleted in their entirety and replaced by the following:

2.

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.42% and 0.56% for Class P shares for the Fund's fiscal year ended May 31, 2008; for that period, the transfer agent fees did not exceed the expense limitation described above for Class E or Class L shares. Effective August 1, 2008, the Transfer Agent voluntarily undertook to limit the Fund’s annual transfer agent fees for all classes to 0.01% of average daily net assets. Effective April 20, 2009, the Transfer Agent has withdrawn both the voluntary limit on its fees to 0.35% of average daily net assets per fiscal year for all classes and the voluntary limit on its fees to 0.01% of average daily net assets for all classes.

3.

From June 1, 2007 through April 19, 2009, the Manager voluntarily agreed to waive its management fee and/or reimburse class expenses such that “Total Annual Operating Expenses,” after waivers, payments and/or reimbursements and reduction to custodian expenses, did not exceed 0.15% for Class E and Class L shares and 0.20% for Class P shares. After the reimbursement the actual “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.20% for Class P shares for the Fund's fiscal year ended May 31, 2008; for that period, the “Total Annual Operating Expenses” did not exceed the expense limitation described above for Class E or Class L shares. Effective April 20, 2009, the Manager has agreed to waive its management fee and/or reimburse class expenses such that “Total Annual Operating Expenses,” after waivers, payments and/or reimbursements and reduction to custodian expenses, will not exceed 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares. These undertakings are voluntary and may be amended or withdrawn at any time. Effective December 31, 2008, the Manager has also voluntarily undertaken to waive management fees and/or reimburse class expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a posi tive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may also be amended or withdrawn at any time.

April 15, 2009                                                                                                        PS0647.010